SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report:   October 19, 2001


                              Express Scripts, Inc.
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             (Exact Name of Registrant as specified in its Charter)



          Delaware                     0-20199                43-1420563
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(State or other jurisdiction    (Commission File No.)     (I.R.S. Employer
         of  corporation)                                Identification No.)



13900 Riverport Drive, Maryland Heights, Missouri                 63043
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(Address of Principal Executive Offices)                       (Zip Code)



Registrant's telephone number, including area code:       (314) 770-1666
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          (Former name or former address, if changed since last report)



Item 5. Other Events

        On October 16, 2001, Express Scripts, Inc. (the "Company") issued a press release, selected portions of which are attached hereto as Exhibit 99.1, and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (c)  The following Exhibit is filed as part of this report on Form 8-K:

             Exhibit 99.1  Press Release, dated October 16, 2001, by the Company

Item 9. Regulation FD Disclosure

        The following information is furnished pursuant to Regulation FD.

        Selected unaudited financial information included in the Company's October 16, 2001 press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                EXPRESS SCRIPTS, INC.



Date: October 19, 2001              By:    /s/ Barrett A. Toan
                                          --------------------------------------
                                           Barrett A. Toan
                                           President and Chief Executive Officer


                                  EXHIBIT INDEX


  Exhibit No.     Description

     99.1         Press release, dated October 16, 2001 by Express Scripts, Inc.
     99.2 Unaudited Financial Information, dated October 16, 2001 by Express Scripts, Inc.